UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

STAAR SURGICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

1911 Walker Avenue, Monrovia, California,   91016
(Address of principal executive offices)                      (Zip Code)

(626) 303-7902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

          On April 28, 2005, STAAR Surgical Company (the "Company") issued a press release announcing its financial results for the quarter ended April 1, 2005. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

          On April 28, 2005, the Company held an earnings conference call to discuss the financial results for the quarter and the year ended April 1, 2005. An archive of the webcast of the conference call has been posted on the Company's website at www.staar.com. A transcript of the conference call is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

          The information in Item 2.02 of this Current Report on Form 8-K, including the exhibits incorporated by reference, is being furnished, and will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors;
                    Appointment of Principal Officers.

                   Expansion of Board and Election of New Chairman

          On April 28, 2005, the Board of Directors of the Company (the "Board") elected Don Bailey to serve as director and Chairman of the Board of the Company. Don Bailey will hold a newly created seat on the Board resulting from an increase in the size of the Board from five members to six. Of the Board's three classes of directors, he will serve in Class 1, and accordingly will serve until the annual meeting of the stockholders in 2008 or until his successor is elected and qualified.

          Concurrently with Don Bailey's election as Chairman, David Bailey resigned from the position of Chairman. He will continue to serve as director and as President and Chief Executive Officer of the Company.

          The Board of Directors has determined that Don Bailey will be an "independent" director under the rules of The Nasdaq Stock Market. He has been appointed to serve on the Company's Audit Committee and Nominating, Governance and Compensation Committee.

          Don Bailey and David Bailey are not related.

          Resignation of Principal Accounting Officer and Appointment of New Principal Accounting Officer

          John Bily, the Company's Chief Financial Officer and Principal Accounting Officer, resigned from his position on April 28, 2005. Deborah Andrews was appointed to serve as Principal Accounting Officer and interim Chief Financial Officer on April 28, 2005. Ms. Andrews, 48, has served as the Company's Global Controller for four years and has been employed by the Company for ten years.

Item 7.01     Regulation FD Disclosure.

          On April 28, 2005, the Company published a press release announcing its changes in board membership and management. A copy of the press release is attached to this report as Exhibit 99.3 and is incorporated herein by this reference.

          The information in this Item 7.01, including the exhibit incorporated by reference, is being furnished, and will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press release dated April 28, 2005.
99.2	Transcript of earnings conference call held on April 28, 2005.
99.3	Press release dated April 28, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 2, 2005	STAAR SURGICAL COMPANY By: /s/ David Bailey —————————————— David Bailey President and Chief Executive Officer